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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               October 18, 1999
          ---------------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Maryland                      0-23089                  95-4648345
---------------------------        ---------------       -----------------------
State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
     ---------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)



                                (310) 231-1280
                    --------------------------------------
                        (Registrant's telephone number)
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Item 5.   Other Events.

     On October 18, 1999, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release announcing the expiration of the 60-day market check period pursuant to the previously announced merger agreement with Imperial Credit Industries, Inc. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.   Exhibit

     Exhibit 99.1  Press release of the Registrant, dated October 18, 1999
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



     By:                  /s/ MICHAEL MELTZER
         ------------------------------------------------------
         Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  October 20, 1999
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                                 EXHIBIT INDEX



     Exhibit
       No.                       Description
       ---                       -----------

     99.1      Press release of the Registrant dated October 18, 1999